EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 10-K (the "Report") of ARC Wireless Solutions, Inc. (the "Company") for the year ended December 31, 2004, each of the undersigned Randall P. Marx, the Chief Executive Officer of the Company, and Monty R. Lamirato, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 29, 2005                                   /s/ Randall P. Marx
                                                         -----------------------
                                                         Randall P. Marx
                                                         Chief Executive Officer


Dated:  March 29, 2005                                   /s/ Monty R. Lamirato
                                                         -----------------------
                                                         Monty R. Lamirato
                                                         Chief Financial Officer